Supplement, dated December 21, 1999, to the
            Statement of Additional Information, dated June 1, 1999,
                 of Seligman Henderson Global Fund Series, Inc.
                                on behalf of its
               Seligman Henderson International Fund (the "Funds")
                 Seligman Henderson Emerging Markets Growth Fund
               Seligman Henderson Global Growth Opportunities Fund
                Seligman Henderson Global Smaller Companies Fund
                    Seligman Henderson Global Technology Fund


The following new disclosure is added as the last paragraph under "Description of the Funds and Their Investments and Risks -- Fund Policies" on page 9 of Seligman Henderson Global Fund Series, Inc.'s Statement of Additional
Information:

"Each Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the Investment Company Act of 1940, as amended (1940 Act). This policy is not fundamental."





EQSHG1A - SUPP 12/1999